Supplement dated October 8, 2026
to the following statutory prospectus(es):
J.P. Morgan Multi-Asset Choice and J.P. Morgan Multi-Asset Choice New York prospectus dated May 1, 2026

This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
Effective November 11, 2026, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
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Nationwide Variable Insurance Trust - NVIT J.P. Morgan Innovators Fund: Class Y
2.
The Board of Trustees (the "Board") of Nationwide Variable Insurance Trust, approved the liquidation of the Nationwide Variable Insurance Trust - NVIT J.P. Morgan Innovators Fund: Class Y (the "Liquidation"). The Liquidation is expected to occur on or about November 20, 2026 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Fund may transfer allocations to any other available investment option. During this period, any transfers from the Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Fund will be transferred to Goldman Sachs Variable Insurance Trust - Goldman Sachs Government Money Market Fund: Institutional Shares.
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After the Liquidation Date, any and all references to the Fund are deleted.
PROS-1217